Exhibit 99.2 FIRST QUARTER 2026 EARNINGS CALL Leon Topalian Chair and CEO Steve Laxton President and COO Jack Sullivan CFO April 28, 2026

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “intend,” “may,” “project,” “will,” “should,” “could” and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and although we base these statements on circumstances that we believe to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. The Company does not undertake any obligation to update these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this presentation. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward- looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of our operations to general market conditions, and in particular, prevailing market steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) the availability and cost of electricity and natural gas, which could negatively affect our cost of steel production or result in a delay or cancellation of existing or future drilling within our natural gas drilling programs; (5) critical equipment failures and business interruptions; (6) market demand for steel products, which, in the case of many of our products, is driven by the level of nonresidential construction activity in the United States; (7) impairment in the recorded value of inventory, equity investments, fixed assets, goodwill or other long- lived assets; (8) uncertainties and volatility surrounding the global economy, including excess world capacity for steel production, inflation and interest rate changes; (9) fluctuations in currency conversion rates; (10) significant changes in laws or government regulations affecting environmental compliance, including legislation and regulations that result in greater regulation of greenhouse gas emissions that could increase our energy costs, capital expenditures and operating costs or cause one or more of our permits to be revoked or make it more difficult to obtain permit modifications; (11) the cyclical nature of the steel industry; (12) capital investments and their impact on our performance; (13) our safety performance; (14) our ability to integrate businesses we acquire; (15) the impact of any pandemic or public health situation; and (16) the risks discussed in “Item 1A. Risk Factors” of the Company’s most recent Annual Report on Form 10-K and elsewhere therein and in the other reports we file with the U.S. Securities and Exchange Commission. 2

NON-GAAP FINANCIAL MEASURES The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this presentation, including adjusted earnings, EBITDA and Free Cash Flow (FCF). Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP. We define EBITDA as net earnings before noncontrolling interests adding back the following items: interest expense, net; provision for income taxes; depreciation; amortization; and losses and impairments of assets. We define Free Cash Flow (FCF) as Cash Provided by Operating Activities less Capital Expenditures. Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents non-GAAP financial measures because it considers them to be an important supplemental measure of performance. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors evaluating the Company’s financial and operational performance by providing a consistent basis of comparison across periods. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures provided in this presentation, including in the accompanying tables located in the Appendix. 3

Q1 2026 FINANCIAL PERFORMANCE FINANCIAL METRICS 1 $1.5 billion EBITDA $743 million Net Earnings $3.23 EPS ~24% debt/cap; Balance Sheet & (2) Liquidity ~$3.2 billion liquidity $661 million Capital Expenditures Returns to NUE $254 million Shareholders • Dividend Payments • $129 million • $125 million • Share Repurchases (0.7 mm shares) (1) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix 4 (2) Liquidity defined as cash & equivalents, plus short-term investments, plus available revolver capacity of $2.25 billion facility less ~$1.6 billion outstanding floating-rate IRBs

Q1 2026 OPERATIONAL HIGHLIGHTS

SAFETY	EXTERNAL SHIPMENTS	MILL BACKLOGS	MILL UTILIZATION
0.75 YTD Injury & Illness Rate	**7.4mm(1)** +20% vs. Q4 2025	**4.7mm(1)** +20% vs. Q4 2025	**86%** +400 bps vs. Q4 2025

SAFETY OUR #1 VALUE

- 65 divisions had zero recordable injuries in Q1 2026

RECORD QUARTERLY STEEL MILL SHIPMENTS

- Steel Mills: 7.0mm tons shipped in Q1, eclipsing previous record of 6.7mm tons set in Q2 2021
- Steel Products: 1.2mm tons shipped in Q1, +13% Q/Q

GROWING BACKLOGS

- Steel Mills up 20% Q/Q; highest level since Q2 2021
- Steel Products up 9% Q/Q, with increases across all major products

STRONGER TRADE ENFORCEMENT

- ~15% C&A finished import share in Q1 2026
- Continued enforcement of trade laws is having its intended effect, leading to meaningful declines in steel imports

(1) Based on net tons. External shipments include Steel Mills (~5.6mm), Steel Products (~1.2mm), and Raw Materials (~0.6mm)

5

NUCOR®

WEST VIRGINIA PROJECT PROGRESSING – ON TIME AND ON BUDGET COMMISSIONING THROUGHOUT 2026 • Each area of new sheet mill is inspected, tested, and prepared for start-up • Pickle line commissioning underway • Additional equipment commissioning will begin over the summer and continue through the year PRODUCTION EXPECTED 2027 • Initial focus is on safe and reliable performance • Intentional, multi-phased ramp to full run-rate • Capacity utilization and product capabilities will expand through 2027 and 2028 1 Sequencing equipment commissioning across 2026 Spring Summer Fall to year-end ✓ HOT PICKLE AUTO MELT COLD CONSTRUCTION MILL LINE GALV LINE SHOP MILL GALV LINE 6 (1) Represents the beginning of the commissioning process

2026 GROWTH PRIORITIES

TOWERS & STRUCTURES GREENFIELDS

Constructing two greenfield facilities in IN and UT; complementing existing facilities in PA and AL



Utah Towers & Structures

Indiana Greenfield

- Ongoing customer qualifications; pole production ramp up in Q4'25
- "First dip" at galv facility in Q2'26; full production by Q3'26

Utah Greenfield

- "First dip" at galv facility by YE 2026; full production by mid-2027

NUCOR BERKELEY GALV LINE

Constructing a second 500K tpa galvanizing line at Nucor Steel Berkeley (SC) sheet mill



Berkeley County, SC galv line

- Advanced capabilities to serve Southeast automotive customers
- Equipment commissioning planned for mid-year
- Production startup expected to begin in the fall

RAMP-UPS OF RECENT PROJECTS

2025 projects are on track to be fully ramped and operating at EBITDA positive run rates within the year



Lexington, NC rebar micro mill

- **Bar Mill projects:** Lexington rebar micromill and Kingman melt shop achieved EBITDA positive in March
- **Crawfordsville coating complex:** Galv line ramping, paint line commissioning in 2H 2026
- **Alabama T&S:** Expect to reach an EBITDA positive run rate by the summer

7

NUCOR®

NEAR TO MEDIUM-TERM OUTLOOK

FLATS[1]

CATALYSTS

- **Incremental demand**
  - Data centers
  - Energy
  - Border fence
  - Steel bridges
  - Service centers
- **Lean service-center inventories**
- **Imports to retreat further YoY**
  - CORE trade case / full effect of Section 232
  - OCTG trade case pending

MONITORING

- Automotive
- Galv supply/spreads
- Residential market (new builds & existing) impact appliance/water heater/HVAC demand
- Railcar

LONGS[2]

CATALYSTS

- **Backlog strength** continues across long products
  - Rebar & Structural backlog set record highs
- **Full impact of rebar trade case & section 232**
- **Mega projects**
  - Data centers, CHIPS plants, institutional buildings, stadiums, warehouses
- **Concrete bridges** – IIJA/State funded
- **Regional growth** –Lexington & Kingman ramping
- **Energy** – Renewables, infrastructure, traditional power

MONITORING

- Residential new build market
- New supply hitting market
- Rebar imports from S. Korea

STEEL PRODUCTS

CATALYSTS

- **Mega projects**
  - Demand driver for higher margin, engineered products
- **Joist & Deck**
  - Data centers, warehouse
  - Backlog extends through the summer at pricing above current realized levels
- **Tube**
  - Data centers & border fence
- **Rebar Fab**
  - Backlog strength
  - Regional growth

MONITORING

- Margin impacts from higher priced steel – rebar fab, joist & deck
- Construction cost/Inflation
- Residential new build market

(1) *Flats include sheet and plate steel*
(2) *Longs include bar and structural steel*

8

NUCOR®

CONSOLIDATED FINANCIAL RESULTS ($ in Millions except per share data) 1 2 Diluted EPS EBITDA Adj. for impairments $1.73 $3.23 $1,514 $0.77 $918 $1.64 $696 $0.67 Q1'25 Q4'25 Q1'26 Q1'25 Q4'25 Q1'26 3 Capital Expenditures Free Cash Flow $225 ($3) $859 ($495) $802 $661 Q1’25 Q4’25 Q1’26 Q1'25 Q4'25 Q1'26 (1) Adjusted Earnings in Q1’25 and Q4’25 excludes certain non-recurring charges. See appendix for a reconciliation of non-GAAP measures. (2) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix 9 (3) FCF represents operating cashflow minus capex

Q1 2026 SEGMENT RESULTS ADJUSTED PRE-TAX SEGMENT Q1 2026 VS Q4 2025 (1) EARNINGS $millions • Higher volumes $45 STEEL • Higher realized pricing $285 $57 MILLS $43 • Higher EBT/ton $392 $319 $24 $251 • Higher volumes $29 $1,128 STEEL • Stable realized pricing $843 $307 $793 PRODUCTS $522 • Stable EBT/ton $241 ($263) ($272) ($269) ($362) ($393) • Higher volumes RAW • Higher realized pricing MATERIALS (2) (3) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Steel Mills Steel Products Raw Materials Corporate/Eliminations (1) Total segment earnings before income taxes and non-controlling interests (3) Adjusted to exclude $6 million impairment in Steel Mills and $21 million impairment in Steel Products taken in Q4 2025. (2) Adjusted to exclude $10 million impairment in Steel Mills and $19 million impairment in For a reconciliation of non-GAAP measures, please refer to 10 Steel Products taken in Q1 2025. For a reconciliation of non-GAAP measures, please the Appendix. refer to the Appendix.

STRONG BALANCE SHEET & SHAREHOLDER RETURNS REMAIN PRIORITIES COMMITTED TO RETURNING AT LEAST 40% OF MAINTAINING FINANCIAL FLEXIBILITY ANNUAL NET EARNINGS 135% $USD in millions xLTM 1 as of April 4, 2026 Amount EBITDA % cap 2 Total Debt $7,124 1.4x 24% 69% 3 Cash and Cash Equivalents $2,481 46% 43% 34% Net Debt $4,643 0.9x 40% Total Equity & Non-Controlling Int. $22,548 76% Total Book Capitalization $29,672 100% 2022 2023 2024 2025 Q1 2026 (4) HIGHEST CREDIT RATINGS IN THE INDUSTRY MANAGEABLE DEBT MATURITY PROFILE Sr. Notes & IRBs Rating Long-term Short-term Outlook $2,000 Agency Rating Rating $1,500 S&P A- A-1 Stable $1,000 $4,692 Fitch A- F1 Stable $500 $1,015 $22 $550 $41 $500 $0 Moody’s A3 P-2 Stable 2026 2027 2028 2029 2030 2031+ Represents Nucor’s senior unsecured ratings (1) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix. (2) Total Debt includes Short-Term Debt, Current Portion of Long-Term Debt, Long-term Debt and Finance Lease Obligations 11 (3) Includes Cash and Cash Equivalents and Short-Term Investments (4) $2.25 billion revolver matures in 2030

Q2 2026 EARNINGS OUTLOOK IMPACT ON Q2 SEGMENT EXPECTATIONS FOR Q2 vs Q1 EARNINGS VS Q1 • Stable volumes Steel Mills • Higher average realized pricing • Higher volumes Steel Products • Stable average realized pricing • Stable volumes Raw Materials • Higher average realized pricing • Higher corporate expenses and Corp / Eliminations intersegment profits requiring elimination upon consolidation Consolidated • Higher compared to Q1 Earnings 12

APPENDIX 13

ENERGY STRATEGY MITIGATES RISK

ENERGY COSTS REPRESENT ~10% OF CONVERSION COSTS[1]


~$45/ton
Electricity
Natural Gas
Total

DRI PLANTS ACCOUNT FOR NEARLY HALF OF NATURAL GAS USAGE[2]


~80 million MMBtu
Steel Mills
DRI

Broad set of mitigation levers

REGIONAL DIVERSITY

- Nucor's 26 steel mills procure power from over 20 different utilities across our nationwide footprint

INTERRUPTIBLE POWER

- As a large interruptible power customer, Nucor steel mills provide a critical service in managing peak electricity demand, which can lower overall rates

RENEWABLE PPAS

- Entered into fixed price PPAs, hedging some power cost exposure, while supporting the addition of new lower GHG energy to the grid

NATURAL GAS HEDGING

- Natural gas price risk is partially hedged through the use of derivative instruments
- Owned South Piceance gas wells provide natural hedge - output of ~4 million MMBTU/yr

LONG-TERM CONTRACTS

- Fixed rate natural gas contract at Trinidad DRI plant runs through 2028
- Long-term electricity contracts at Steel Mills

[1]Steel Mills only, based on full year 2025 energy costs
[2]Louisiana and Trinidad; DRI plants represent ~2% of total electricity usage (Steel Mills and DRI plants combined)

14
NUCOR®

SEGMENT RESULTS:
STEEL MILLS AND STEEL PRODUCTS

STEEL MILLS

$s in millions, tons in thousands

Shipments	Q1 ’26	Q4 ’25	Q1 ’25	% Change Versus Prior Qtr.	Prior Year
Sheet	3,394	2,804	2,981	21%	14%
Bars	2,308	2,007	2,290	15%	1%
Structural	649	522	577	24%	12%
Plate	647	552	577	17%	12%
Other Steel	30	21	38	43%	-21%
Total Shipments	7,028	5,906	6,463	19%	9%
Adj. EBT[1]	$1,128	$522	$241	116%	368%
Adj. EBT[1]/Ton	$161	$88	$37	83%	335%

Q1 2026 vs. Q4 2025

- Higher volumes
- Higher realized pricing
- Higher EBT/ton

STEEL PRODUCTS

$s in millions, tons in thousands

Shipments	Q1 ’26	Q4 ’25	Q1 ’25	% Change Versus Prior Qtr.	Prior Year
Tubular	318	228	270	39%	18%
Joist & Deck	185	218	182	-15%	2%
Rebar Fabrication	291	270	247	8%	18%
Building Systems	55	54	48	2%	15%
Other	310	255	301	22%	3%
Total Shipments	1,159	1,025	1,048	13%	11%
Adj. EBT[1]	$285	$251	$307	14%	-7%
Adj. EBT[1]/Ton	$246	$245	$293	-	-16%

Q1 2026 vs. Q4 2025

- Higher volumes
- Stable realized pricing
- Stable EBT/ton

(1) EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant Nucor quarterly earnings news release; adjusted to exclude $6 and $21 million in Steel Mills and Steel Products, taken in Q4 2025, respectively. For a reconciliation of non-GAAP measures, please refer to the Appendix.

15

NUCOR®

SEGMENT RESULTS: RAW MATERIALS RAW MATERIALS $s in millions, tons in thousands % Change Versus Q1 2026 vs. Q4 2025 Prior Prior Q1 ’26 Q4 ‘25 Q1 ’25 Production Qtr. Year • Higher volumes DRI 45% 2% 1,063 733 1,038 Scrap Processing 1,323 1,088 1,102 22% 20% • Higher realized pricing 1 Total Production 2,386 1,821 2,140 31% 12% 2 EBT $45 $24 $29 88% 55% (1) Total production excluding scrap brokerage activities. (2) EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant Nucor quarterly earnings news release 16

QUARTERLY SALES AND EARNINGS DATA SALES TONS (THOUSANDS) TO OUTSIDE CUSTOMERS EARNINGS STEEL STEEL PRODUCTS (LOSS) BEFORE INCOME TAXES COMP. SALES OTHER TOTAL PRICE TOTAL JOIST & REBAR TUBULAR BLDG STEEL STEEL RAW TOTAL NET SALES PER $ PER YEAR SHEET BARS BEAM* PLATE STEEL DECK FAB PRODS SYSTEMS PRODS PRODS MATLS TONS ($ MILLIONS) TON ($) ($ 000’S) TON 2026 $9,496 $1,279 $969 $137 Q1 2,787 1,667 554 611 5,619 185 291 318 55 310 1,159 649 7,427 Q2 Q3 Q4 YEAR 2025 2,475 1,702 495 554 5,226 182 247 270 48 301 1,048 556 6,830 $7,830 $1,146 $215 $33 Q1 2,449 1,507 513 575 5,044 217 306 243 64 311 1,141 635 6,820 $8,456 $1,240 $796 $126 Q2 Q3 2,440 1,515 472 549 4,976 254 356 206 62 305 1,183 615 6,774 $8,521 $1,258 $807 $125 Q4 2,220 1,412 436 534 4,602 218 270 228 54 255 1,025 564 6,191 $7,687 $1,242 $456 $77 YEAR 9,584 6,136 1,916 2,212 19,848 871 1,179 947 228 1,172 4,397 2,370 26,615 $32,494 $1,221 $2,274 $90 17 *Beam includes all structural steel

QUARTERLY SALES PRICES & SCRAP COST STEEL MILLS AVERAGE SCRAP AND SCRAP AVG EXTERNAL SUBSTITUTE COST SALES PRICE TOTAL SHEET BARS BEAM* PLATE PER NET TON PER GROSS PER NET STEEL TON USED TON USED 2026 2026 st st 1 Quarter $999 $1,013 $1,541 $1,151 $1,074 1 Quarter $403 $360 nd nd 2 Quarter 2 Quarter First Half First Half rd 3 Quarter rd 3 Quarter Nine Months Nine Months th th 4 Quarter 4 Quarter YEAR YEAR 2025 2025 st st 1 Quarter $888 $877 $1,300 $1,014 $938 1 Quarter $394 $352 nd nd 2 Quarter $1,008 $927 $1,352 $1,194 $1,041 2 Quarter $403 $360 $948 $900 $1,327 $1,106 $989 $398 $355 First Half First Half rd rd 3 Quarter $982 $961 $1,394 $1,182 $1,038 3 Quarter $391 $349 Nine Months $959 $920 $1,348 $1,131 $1,005 Nine Months $396 $354 th th $935 $975 $1,464 $1,113 $1,019 $380 $339 4 Quarter 4 Quarter YEAR $954 $933 $1,374 $1,126 $1,008 YEAR $392 $350 18 *Beam includes all structural steel

QUARTERLY SALES PRICE STEEL PRODUCTS STEEL PRODUCTS AVG EXTERNAL SALES PRICE PER JOIST & FABRICATED TUBULAR BUILDING OTHER STEEL TOTAL STEEL NET TON DECK REBAR PRODUCTS SYSTEMS PRODUCTS PRODUCTS 2026 st $2,454 $1,646 $1,661 $6,084 $3,193 $2,405 1 Quarter nd 2 Quarter First Half rd 3 Quarter Nine Months th 4 Quarter YEAR 2025 st 1 Quarter $2,734 $1,651 $1,351 $5,832 $2,838 $2,294 nd $2,605 $1,593 $1,559 $5,206 $2,876 $2,331 2 Quarter First Half $2,664 $1,619 $1,450 $5,472 $2,857 $2,313 rd 3 Quarter $2,438 $1,594 $1,621 $5,406 $3,061 $2,358 $2,576 $1,609 $1,499 $5,449 $2,926 $2,329 Nine Months th 4 Quarter $2,452 $1,654 $1,540 $5,574 $3,297 $2,413 YEAR $2,545 $1,619 $1,509 $5,479 $3,006 $2,348 19

RECONCILIATION OF GAAP TO NON-GAAP MEASURE - EBITDA $ in millions 2024 2025 LTM Q4 2025 Q1 2025 Q1 2026 Net earnings before $2,319 $2,038 $2,682 $423 $226 $870 non-controlling interests Net interest expense ($30) $59 $64 $11 $14 $19 Income taxes $583 $530 $697 $78 $59 $226 Depreciation expense $1,094 $1,226 $1,244 $316 $303 $321 Amortization expense $262 $254 $252 $63 $65 $63 Losses and impairments of assets $137 $67 $53 $27 $29 $15 EBITDA $4,365 $4,174 $4,992 $918 $696 $1,514 20

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – FREE CASH FLOW (FCF) $ in millions 2024 2025 LTM Q4 2025 Q1 2025 Q1 2026 CASH PROVIDED BY $3,979 $3,234 $3,756 $799 $364 $886 OPERATING ACTIVITIES CAPITAL EXPENDITURES ($3,173) ($3,422) ($3,224) ($802) ($859) ($661) FREE CASH FLOW $806 ($188) $532 ($3) ($495) $225 21

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – EARNINGS ATTRIBUTABLE TO NUCOR STOCKHOLDERS $ in millions Q4 2025 Q1 2025 Diluted EPS Diluted EPS NET EARNINGS ATTRIBUTABLE $378 $1.64 $156 $0.67 TO NUCOR STOCKHOLDERS LOSSES AND IMPAIRMENTS OF $22 $0.09 $23 $0.10 ASSETS, NET OF TAX ADJUSTED NET EARNINGS $400 $1.73 $179 $0.77 ATTRIBUTABLE TO NUCOR STOCKHOLDERS 22

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – PRE-TAX SEGMENT EARNINGS $ in millions Q4 2025 Q1 2025 Steel Steel Raw Steel Steel Raw Mills Products Materials Mills Products Materials EARNINGS (LOSS) BEFORE $516 $230 $24 $231 $288 $29 INCOME TAXES AND NONCONTROLLING INTERESTS LOSSES AND IMPAIRMENTS OF $6 $21 -- $10 $19 -- ASSETS ADJUSTED EARNINGS (LOSS) BEFORE INCOME TAXES AND $522 $251 $24 $241 $307 $29 NONCONTROLLING INTERESTS 23